Investor Presentation
Data as of December 31, 2012
Ticker Symbol: FULT (NASDAQ)

▪ This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,”
 “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.
▪ Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
▪ Many factors could affect future financial results including, without limitation: the impact of adverse changes in the economy and real estate markets; increases in non-performing assets which may reduce the level of earning assets and require the Corporation to increase the allowance for credit losses, charge-off loans and incur elevated collection and carrying costs related to such non-performing assets; acquisition and growth strategies; market risk; changes or adverse developments in political or regulatory conditions; a disruption in, or abnormal functioning of, credit and other markets, including the lack of or reduced access to markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of, or methodology for determining, FDIC deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and other income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; relative balances of rate-sensitive assets to rate-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.
▪ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
 set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statements

About Us
▪ Mid-Atlantic financial holding company
▪ 6 community banks / 5 states
▪ Fulton Financial Advisors
▪ Fulton Mortgage Company
▪ 270 community banking offices
▪ Asset size: $16.5 billion
▪ 3,800 team members (3,580 FTEs)
▪ Market capitalization: $ 2.0 billion
▪ Book value per common share: $10.45
▪ Tangible book value per common share: $7.76
▪ Shares outstanding: 199 million

A Valuable Franchise

▪ 1. EPS Growth
▪ 2. Quality Loan Growth
▪ 3. Improve Asset Quality
▪ 4. Core Deposit / Household Growth
▪ 5. Spread Management / Net Interest
  Margin
▪ 6. Expense Management
▪ 7. Increase ROA / ROE
Corporate Priorities

Priorities: EPS
1. Earnings per Share Growth
✓2012 Diluted EPS : 80 cents
✓Q4/12 Diluted EPS : 20 cents
Up 9.6% year over year (73 cents)
Down 4.8% linked quarter (21 cents)

Diluted EPS

Income Statement Summary

Income Statement Summary
(Year Ended December 31st)

CAGR = 7.2% (2003-2012)

Non-Interest Income

Non-Interest Income
(Year Ended December 31st)

Fulton Mortgage Company
▪ Applications down linked quarter: $729
 million from $850 million
▪ Spreads up 27% (50 basis points)
▪ Pipeline $463 million vs. $535 million
 (End Q4/12 vs. end Q3/12)
▪ 30% purchase / 70% refinancing
 (Q4/12)
▪ Linked quarter sales gains net of MSR
 expense

Non-Interest Expenses

2. Quality Loan Growth
✓ Up 2% linked quarter
▪Highest rate of loan growth since
Q3/08
Priorities: Earning Asset Growth

Ending Loans

Ending Loans

International Bancshares Corp.
People’s United Financial, Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corporation
TCF Financial Corporation
UMB Financial Corporation
Valley National Bancorp
Webster Financial Corporation
*Fulton’s peer group as of December 31, 2012
Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares, Inc.
Cullen / Frost Bankers, Inc.
First Horizon National
Corporation
FirstMerit Corporation
First Niagara Financial Group, Inc.

Peer Group*

* Comprised of the 50 largest publicly traded domestic banks/thrifts in asset size as of
December 31, 2011. Excludes credit card companies. Source : SNL.com

▪ 3. Improve Asset Quality
Priorities: Credit Metrics

Allowance for Loan Losses to Loans

Non-performing Loans* (12/31/12)

Loan Delinquency

Provision for Credit Losses

4. Core Household / Deposit
Growth
2012 Net Account Lift (#): 2.8%
Priorities: Deposits

Deposit Composition

▪ 5. Spread Management / Net Interest
 Margin
▪ Q4/12: 3.65%
✓ Cost of interest bearing liabilities: 0.85%
✓ Yield on earning assets: 4.28%
Priorities: Margin

Net Interest Margin

6. Expense Management
Priorities: Efficiency

More Efficient Than Peers

Increase ROA
✓Q4/12: .99%
YTD 12/31/12: .98%
YTD 12/31/11: .90%
Priorities: ROA and ROE
32
Increase ROE
(Tangible)
✓Q4/12: 10.53%
YTD 12/31/12: 10.73%
YTD 12/31/11: 10.54%

ROA and Assets, by Bank

ROA Growth

Total Risk-Based Capital Ratio

Capital Adequacy (12/31/12 - estimate)

Capital Adequacy vs. Basel III

Tangible Book Value Per Share

CAGR = 10.5%

Price Multiple vs. Peer Group

Note:  Peer Tangible Book Value and LTM EPS data as of 12/31/2012.
 FULT Tangible Book Value and LTM EPS data as of 12/31/2012.

FULT - Cash Dividend and Yield

CAGR (cash dividend) = 29.9%

▪ New program authorized: January, 2013
▪ Purchase of up to 8 million shares
 through June 30, 2013
▪ About 4 % of outstanding shares
▪ Shares repurchased through January
 31, 2013: 1.4 million
▪ Average purchase price: $ 10.80
Stock Repurchase Program

Supplemental Information

Interest Rates

Interest Rate Shocks (12/31/12)

Projected CD Maturities

▪ 58 relationships with commitments to lend $20
 million or more
▪ Maximum individual commitment: $39 million
▪ Maximum commitment to any builder/developer:
 $28 million
 ▪ Maximum commitment to any one development project:
 $15 million
▪ Average commercial lending relationship size is
 $481,610
▪ Loans and corresponding relationships are within
 Fulton’s geographic market area
Summary of Larger Loans (12/31/12)

Net Charge-offs (YTD December 2012)

Allowance for Loan Losses to Non-accrual Loans

Commercial Loans by Industry (12/31/12)

Loan Distribution by State (12/31/12)

Residential Mortgages (12/31/12)

Fulton Mortgage Company
76%
Available for
Sale
GOS
Spread
1.55%
GOS
Spread
1.58%
 GOS
Spread
1.66%
GOS
Spread
2.37%
69%
Available
for Sale
70%
Available
for Sale
86%
Available for
Sale
81%
Available
for Sale
GOS
Spread
1.87%
88%
Available
for Sale
($ in thousands)

Residential Mortgage Repurchase Activity
Year to date through Q4 2012:
▪2012 - Servicing Retained
 ▪  Repurchased  $ 3,908,000.
▪2012 - Servicing Released
 ▪  Repurchased  $   835,000.

C&I Loans (12/31/12)

Commercial Real Estate Loans (12/31/12)

Construction Loans (12/31/12)

Construction Loans by Type (12/31/12)

Construction Exposure
Construction Loans /
Total Loans
10.5%
8.2%
6.7%
5.1%
4.8%

Shared National Credits  (12/31/12)

Note: Excludes non-accrual TDRs

Investment Portfolio (12-31-12)

Book Yield (monthly) 2.81%

Projected Investment Security Cash Flows

Investment MBS & CMO Cash Flows (2011-2012)

Book Price
$101.87
Book Price
$102.12

Investment Portfolio - Transactions (4th Quarter 2012)

($ in Thousands)

Does not include ($258K) bank stock losses

Projected FHLB Advance Maturities

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2013-02-11